UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 3, 2012

MILLER ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-34732	62-1028629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9721 Cogdill Road, Suite 302, Knoxville, TN	37932
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(865) 223-6575

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.07

Submission of Matters to a Vote of Security Holders.

On April 3, 2012 we held our 2011 Annual Meeting of shareholders.  As of the record date of February 9, 2012, we had 40,986,751 shares outstanding.  A total of 19,963,875.36 shares were present at the meeting by proxy or in person.  At the meeting, our shareholders elected Messrs. Miller, Boruff, Hall, Gettelfinger, Gross, McPeak, Stivers, Turkleson, and Voyticky to our Board of Directors, ratified the appointment of KPMG LLP as our independent public accounting firm, approved our executive compensation through an advisory vote, and approved the holding of future advisory votes every three years by an advisory vote.  The following table provides information on the votes cast in each of these proposals:

	Votes For	Votes Against or Withheld	No. of Abstentions	No. of Broker Non-Votes
Election of directors
Deloy Miller	19,134,433.33	829,442.03	0	0
Scott M. Boruff	19,415,570.33	548,305.03	0	0
David M. Hall	17,758,022.33	2,205,853.03	0	0
Herman E. Gettelfinger	19,768,443.33	195,432.03	0	0
Jonathan S. Gross	18,724,436.33	1,239,439.03	0	0
General Merrill A. McPeak	17,025,079.33	2,938,796.03	0	0
Charles M. Stivers	17,343,771.33	2,620,104.03	0	0
Don A. Turkleson	17,469,150.33	2,494,725.03	0	0
David J. Voyticky	19,134,788.33	829,087.03	0	0
Ratification of KPMG LLP as our audit firm	19,747,042.36	68,634.00	148,199.00	0
Advisory vote approving executive compensation	14,597,873.97	1,748,443.36	3,617,558.03	0
	Every Year	Every Two Years	Every Three Years	No. of Abstentions
Advisory vote on the frequency of future advisory votes regarding executive compensation	5,972,365.50	1,019,379.47	9,719,791.36	3,252,339.03

Item 7.01

Regulation FD Disclosure.

On April 5, 2012, we issued a press release announcing the results of our annual shareholder meeting.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Miller Energy Resources, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01

Other Events.

As described in Item 5.07 of this report, on April 3, 2012, Miller Energy Resources, Inc. held its 2011 Annual Meeting of the shareholders at which our shareholders re-elected the directors currently serving.  At a Board of Directors’ meeting immediately following the Shareholders’ meeting, the Board made the following committee assignments:  Directors Turkleson, Stivers, and McPeak shall serve on the Audit Committee, with Mr. Turkleson serving as Chairman.  Directors McPeak, Gross, and Stivers shall serve on the Compensation Committee, with General McPeak serving as Chairman.  Directors Gross, Turkleson, and Gettelfinger shall serve on the Nominating and Corporate Governance Committee, with Director Gross serving as Chairman.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

99.1	Press release dated April 5, 2012 announcing the results of our annual shareholder meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLER ENERGY RESOURCES, INC.

Date: April 5, 2012	By:	/s/ Scott M. Boruff
Scott M. Boruff, Chief Executive Officer

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